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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K/A

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 30, 1997

                           BEAL FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)

       TEXAS                       33-93212                     75-2583551
  (State or other            (Commission File No.)            (IRS Employer
  jurisdiction of                                         Identification Number)
  incorporation)

  SUITE 300, LB 66, 15770 NORTH DALLAS PARKWAY                    75248
  (Address of principal executive offices)                      (Zip Code)

  Registrant's telephone number, including area code:        (972) 404-4000

                                      N/A
         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     On July 28, 1997, the Registrant issued the press release attached as
Exhibit 99 announcing Second Quarter Results.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c)  Exhibit

         The Exhibit referred to in Item 5 of this Report and listed below is filed as part of this Report and is incorporated herein by reference.

Exhibit 99               Press Release dated
                         July 28, 1997

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEAL FINANCIAL CORPORATION


Date:  July 28, 1997                 By:  /s/ DAVID FARMER
      ---------------                ---------------------------------
                                          David Farmer
                                          Senior Vice President